                                                                   Exhibit 10.31

                                                                        BENFIELD
                                                                  (Logo omitted)

                       TREATY PROPERTY REINSURANCE BINDER

REINSURED
COMPANY:               Quanta Reinsurance Ltd, Quanta Indemnity Company, Quanta
                       Reinsurance US Ltd. and Quanta Specialty Lines Insurance
                       Company, hereinafter referred to as "Company".

REINSURER:             Arch Reinsurance Ltd.

BUSINESS COVERED:      The Reinsurer will accept a 100% QS of the Company's
                       property reinsurance assumed portfolio except as detailed
                       below.

TERM:                  October 1, 2005 until the natural expiration of all
                       business.

TERRITORY:             As per original treaties.

EXCLUSIONS:            1)   Any losses from Hurricane Wilma

                       2)   The following contracts will not be subject to this
                            agreement:

                            GMAC Aggregate Cover

                            Manitoba Crop Cover

PREMIUM:               The Company will pay the Reinsurer 100% of the UEP as of
                       10/1/05 and 100% of the written premium on or after
                       10/1/05 on all assumed contracts subject to this
                       agreement. Further, Quanta shall cede 100% of the assumed
                       written premium from the SV Stuttgart Aggregate XOL
                       cover.

                       The Net Cash received to date by the Company on Business
                       Covered will be paid in full to the Reinsurer on
                       11/28/05. The Reinsurer and the Company will use their
                       best efforts to execute formal reinsurance contract by
                       11/28/05.

                       In respect of both the Technical Property & Treaty
                       Property Treaties ("Treaties"), a $500,000 non refundable
                       Commitment Fee will be paid in full within 24 hours of an
                       executed binder and the remaining Premium will be paid on
                       11/28/05. The Reinsurer and the Company will use their
                       best efforts to execute formal reinsurance contracts by
                       the premium due date of 11/28/05.

                       In the event that either Treaties are not executed, by
                       reason of the Company not executing the contract, Arch Re
                       will retain the above mentioned Commitment Fee.

                       Arch Re to receive its proportional share of any premium
                       adjustments to the business covered hereunder.

INURING REINSURANCE:   All inuring reinsurance treaties purchased by the Company
                       as described below will be endorsed to add the Reinsurer
                       as an additional beneficiary. The endorsements shall take
                       effect as of the inception date of coverage granted by
                       the Reinsured hereunder and the UEP for the Inuring
                       Reinsurances will be split as per the following schedule:

                                         Expiration    100% USD    100% USD    Total Ceded
Description                                 Date        Limit     Attachment     Premium
-----------                              ----------   ---------   ----------   -----------

PX Re Retro Purchase EQ                   04/04/06    2,500,000       10,000      -151,247
PX Re Retro Cover EQ                      04/04/06    2,500,000       10,000       -81,925
Odyssey Re Retro Purchase EQ              04/04/06    2,500,000       10,000      -138,643
MS Frontier Re Retro Cover EQ             04/04/06    2,500,000       10,000       -78,774
Sompo Retro -- 40B CA only EQ ILW         07/01/06    5,000,000       25,000       -82,648
                                                                                ----------
                                                                                  -533,237
                                                                                ----------
Catlin Retro Cover -- TX wind 2.5B ILW    07/01/06    5,000,000       10,000      -523,562
Odyssey Re Retro -- 15B US Wind ILW       07/01/06    2,500,000       10,000      -299,178
Glacier Re Retro -- 20B Wind US ILW       07/01/06    6,000,000       10,000      -504,863
PX Re Retro Cover                         04/05/06    7,500,000   15,000,000      -982,498
                                                                                ----------
                                                                                -2,310,100
                                                                  ----------    ----------
                                                                      50%       -1,155,050
                                                                  ----------    ----------
                                                                    UEP to        UEP to
                                                                    Company     Reinsurer
                                                                  -1,155,050    -1,688,287

                       Note: With respect to PX Re Retro Cover, should the
                       Company exhaust any of the limit remaining for any event
                       occurring prior to 10/31/05, the Company will reimburse
                       the Reinsurer its proportionate share of the UEP for that
                       inuring reinsurance contract (i.e. 50% of 982,498 X the
                       amount of limit exhausted).

                       Note: With respect to Odyssey Re Retro, 15B US Wind ILW,
                       should the Company exhaust the limit with respect to
                       Hurricane Wilma, the Company will reimburse the Reinsurer
                       its proportionate share of the UEP for that inuring
                       reinsurance contract (i.e. 100% X 299,178).

ADJUSTMENT
FEATURES:              -    Proportional contracts covered hereunder will be
                            settled based upon the following formula: (UEP + WP
                            after 10/2/005) X (1 less final ceding commission at
                            year end, less attritional loss ratio at year end,
                            less 100% of all PCS losses occurring on these
                            contracts after 10/1/05 excluding Hurricane Wilma,
                            less FET, less brokerage). Interim adjustments will
                            be based on the selected non-cat loss ratio used
                            when the Company bound the deal, and the provisional
                            ceding commission. The definition of "attritional
                            losses" and "attritional loss ratio" for these
                            purposes must be agreed by the Reinsurer and is
                            subject to due diligence that may be conducted by
                            the Reinsurer. The projected attritional loss ratio
                            will be estimated for these purposes as at 10/1/05
                            and is subject to adjustment on final settlement of
                            any balances due to the Company always subject to
                            agreement by the Reinsurer.

WARRANTY:              -    Losses on Risk XOL contracts will be settled as
                            follows: Losses occurring on or after 10/1/2005 will
                            be assumed by the Reinsurer.

                                   Page 2 of 3

                          BENFIELD GREIG ELLINGER, INC.

                       -    The Company will cede the Net Cash received as
                            respects all premiums subject to this Binder &
                            collected to date. Net Cash to be defined as Gross
                            Unearned Premium less paid losses, less Arch's share
                            of inuring reinsurance, less brokerage, less ceding
                            commission, less FET.

                       -    Quarterly reporting periods starting 12/31/05, with
                            reports due 30 days after the end of the quarter and
                            with cash settlements 45 days from the end of the
                            quarter.

                       -    The Company will post an LOC for the differential
                            between expected cash receipts and actual payment
                            made at binding.

                       All  premiums ceded are deemed collectible.

                       Failure to pay deposit premium by 11/28/05 will result in
                       cancellation of the Binder and Arch Re Ltd shall retain
                       the Commitment Fee.

                       Subject to further due diligence by Arch Re Ltd.

BROKERAGE:             1.5% of UEP.

QUANTA REINSURANCE LTD/QUANTA            ARCH REINSURANCE LTD.
INDEMNITY COMPANY/QUANTA SPECIALTY
LINES INSURANCE COMPANY/QUANTA
REINSURANCE US LTD

Authorized                               Authorized
Signature: /s/ Jonathan J.R. Dodd        Signature: /s/ Matthew J. Dragonetti
           ---------------------------              ----------------------------
Title: Interim Chief Financial Officer   Title: US Underwriter
Date 18/11/05                            Date November 18, 2005

                                   Page 3 of 3

                          BENFIELD GREIG ELLINGER, INC.